Form of
                                 Promissory Note

$379,600,000                                                   October 31, 1997



                  FOR VALUE RECEIVED, the undersigned, AMERICOLD CORPORATION, an Oregon corporation ("AMERICOLD"), promises to pay to the order of GOLDMAN SACHS MORTGAGE COMPANY, a limited partnership organized and existing under the laws of the State of New York ("HOLDER"), on or before the Final Maturity Date (as such term is defined in the Credit Agreement) at such place as Holder may from time to time designate in writing, the lesser of (x) $379,600,000 and (y) the unpaid amount of the Americold Loans set forth on the reverse hereof, in lawful money of the United States of America, together with interest thereon, to be computed and paid as specified in the Credit Agreement (as such terms are defined below); provided, that the failure of the Holder to make a notation on the reverse hereof of the amount of Americold Loans shall not reduce or affect the obligation of Americold to repay such Americold Loans.



                  Except as otherwise defined or limited herein, capitalized terms used herein shall have the meanings ascribed to them in that certain Credit Agreement (the "Credit Agreement"), dated as of the date hereof, by and among Americold, Vornado Crescent Portland Partnership, Americold Services Corporation, Holder and Goldman Sachs Mortgage Company, as Agent. This is the Note of Americold referred to in the Credit Agreement and is entitled to the security therefor granted pursuant to the Loan Documents, including, without limitation, the Pledge Agreements and the Security Agreements. The terms of this Note are hereby supplemented in full by the terms of the Credit Agreement and the other Loan Documents.



                  The entire Secured Obligations or any portion thereof, shall without notice, except such notice as is required under the terms of any Loan Document, become immediately due and payable at the option of Holder, unless otherwise specified under the applicable Loan Document, if an Event of Default shall have occurred and be continuing. In the event that Holder retains counsel to collect all or any part of the Secured Obligations, or to protect, or foreclose the security provided in connection herewith, Americold agrees to pay reasonable costs of collection incurred by Holder, including reasonable attorneys' fees.



                  Americold does hereby agree that, if an Event of Default of the type described in Section 7.1(a) of the Credit Agreement shall have occurred and is continuing, Americold shall pay interest at the Default Rate on the entire outstanding amount of the Americold Loans and due but unpaid interest thereon, upon demand from time to time, to the extent permitted by applicable law.

                  Americold represents that it has full power, authority and legal right to execute and deliver this Note and to perform its obligations hereunder, and that this Note constitutes the valid and binding obligation of Americold, enforceable against Americold in accordance with its terms, except as enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity, regardless of whether considered in proceedings at law or in equity.



                  All notices or other communications required or permitted to be given pursuant hereto shall be given in the manner specified in the Credit Agreement directed to the parties at their respective addresses as provided therein.



                  THIS NOTE WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY AMERICOLD AND ACCEPTED BY HOLDER IN THE STATE OF NEW YORK, AND THE PROCEEDS DELIVERED PURSUANT HERETO WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. THIS NOTE AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO NOTES MADE AND PERFORMED IN SUCH STATE AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, IT BEING UNDERSTOOD THAT THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE VALIDITY AND THE ENFORCEABILITY OF THIS NOTE AND ALL OF THE INDEBTEDNESS OR OBLIGATIONS ARISING HEREUNDER OR UNDER ANY OTHER LOAN DOCUMENT. TO THE FULLEST EXTENT PERMITTED BY LAW, AMERICOLD HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS NOTE, AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.



                  ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST AMERICOLD OR HOLDER ARISING OUT OF OR RELATING TO THIS NOTE SHALL BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AMERICOLD WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND AMERICOLD HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING.



                  No release of any security for the Secured Obligations or any Person liable for payment of the Secured Obligations, no extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of the Loan Documents made by agreement between Holder and any other Person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Americold or any other Person or party who might be or become liable for the payment of all or any part of the Secured Obligations, under the Loan Documents, except as otherwise expressly provided herein.

                  Americold and all others who may become liable for the payment of all or any part of the Secured Obligations do hereby severally waive presentment and demand for payment, notice of dishonor, protest, notice of protest, notice of non-payment, and notice of intent to accelerate the maturity hereof and (except as may be expressly provided for in the Loan Documents) of acceleration.



                  This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Americold or Holder, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.



                  Whenever used, the singular number shall include the plural, the plural the singular, and the words "Holder" and "Americold" shall include their respective successors, assigns, heirs, executors and administrators as permitted under the Loan Documents.



                  Notwithstanding anything to contrary herein or in the other Loan Documents, no general or limited partner, member or stockholder of Joint Venture nor any of its partners, officers, employees or agents shall in such capacity have any liability (contractually or otherwise) in respect of the Loans or any other obligations arising under the Loan Documents. Nothing in the foregoing sentence shall relieve Joint Venture, Americold or ASC of any such liability.

                  IN WITNESS WHEREOF, Americold has caused its duly authorized officers to execute this Note on its behalf, as of the day and year first above written.



                                        AMERICOLD CORPORATION



                                        By:
                                        -------------------------
                                        Name:
                                        Title: